Exhibit 10.9

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SIXTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement (the “Amendment”) is made and. entered into as of September 16, 2016 by and between PACIFIC WESTERN BANK, a California state chartered bank (“Bank”). and THE REALREAL, INC. (“Borrower”).

RECITALS

Borrower and Bank arc parties to that certain Loan and Security Agreement, dated as of September 19, 2013 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)

As of the date hereof, Borrower has not yet delivered its audited consolidated and consolidating fiscal year-end financial statements for its 2015 fiscal year (the “2015 Financials”) to Bank as required pursuant to Section 6.2(ii) of the Agreement, resulting in a violation of the Agreement (the “2015 Financials Violation’’). Bank hereby: (i) waives the 2015 Financials Violation; and (ii) extends the due date for Borrower to provide Bank the 2015 Financials until November 15, 2016.

2)	Section 2.l(b) of the Agreement is hereby amended and restated, as follows:

(b)	Term Loan.

(i) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make one (1) term loan to Borrower in a principal amount equal to Fifteen Million Dollars ($15,000,000) (the “Term Loan”), The proceeds of the Term Loan shall be used (A) first, to refinance all outstanding Term Loans (as such term is defined immediately prior to the Sixth Amendment Effective Date), and all accrued interest thereon on or about the Sixth Amendment Effective Date, and (B) second, for general corporate purposes and working capital expenditures.

(ii) Interest shall accrue from the date of the Term Loan at the rate specified in Section 2.3(a), and prior to the Interest Only End Date shall be payable monthly beginning on the first day of the month next following the Term Loan, and continuing on the same day of each month thereafter. Any portion of the Term Loan that is outstanding on the Interest Only End Date shall be payable in 30 equal monthly installments of principal, plus all accrued interest. Beginning on the date that is one month immediately following the Interest Only End Date, and continuing on the same day of each month thereafter through the Term Loan Maturity Date, at which time all amounts due in connection with the Term Loan and any other amounts due under this Agreement shall be immediately due and payable. The Term Loan, once repaid, may not be reborrowed. Borrower may prepay all or any portion of the Term Loan without penalty or premium.

(iii) Borrower hereby requests that Bank make the Term Loan on or about the Sixth Amendment Effective Date or as soon as practicable thereafter. To document this request, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:30 p.m. Eastern time on the day on which the Term Loan is to be made. Such notice shall be substantially in the form or Exhibit C. The notice shall be signed by an Authorized Officer. Borrower hereby requests that Bank make the Term Loan on or about the Sixth Amendment Effective Date or as soon as practicable thereafter. To document this request, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:30 p.m. Eastern time on the day on which the Term Loan is lo be made. Such notice shall be substantially in the form or Exhibit C. The notice shall be signed by an Authorized Officer.

3)	Section 6.7(a) of the Agreement is hereby amended and restated. as follows:

(a) Minimum Gross Revenue. Borrower’s monthly Gross Revenue, measured as of the last day of each calendar month on a trailing-three-month non-cumulative basis, shall be not less than the levels set forth in the table immediately below. Bank and Borrower hereby agree that, on or before February 15 of each year during the term of this Agreement, Borrower shall provide Bank with a board-approved budget for such year containing a forecast of Gross Revenue for each calendar month during such year, and, unless such budget is unsatisfactory to Bank, the minimum monthly Gross Revenue for a particular month during such year shall be 80% of the forecasted Gross Revenue for such month. If such budget is unsatisfactory to Bank, then Bank and Borrower agree to discuss alternate levels. It shall be a violation by Borrower of this Section 6.7(a) if, following a reasonable period of discussion, Bank and Borrower fail to agree to minimum monthly Gross Revenue covenant levels for such year. Both parties shall act in a commercially reasonable manner in the process of establishing and discussing the setting or covenant levels. Once agreed, the minimum monthly Gross Revenue levels shall be incorporated into this Agreement through an amendment, which Bank and Borrower agree to execute promptly.

Reporting Period Ending	Minimum Gross Revenue
July 31, 2016	$	[***	]
August 31, 2016	$	[***	]
September 30, 20 I 6	$	[***	]
October 31, 2016	$	[***	]
November 30, 2016	$	[***	]
December 31, 2016	$	[***	]
January 31, 2017	$	[***	]
February 28, 2017	$	[***	]
March 31, 2017	$	[***	]
April 30, 2017	$	[***	]
May 31, 2017	$	[***	]
June 30, 2017	$	[***	]
July 31, 2017	$	[***	]
August 31, 2017	$	[***	]
September 30, 2017	$	[***	]
October 31, 2017	$	[***	]
November 30, 2017	$	[***	]
December 31, 2017	$	[***	]

4)	Section 6.7(b) is hereby added to the Agreement as follows:

(b) Minimum EBITDA. Borrower’s monthly EBITDA, measured as of the last day of each calendar month on a trailing-three-month non-cumulative basis shall be not less than the levels set forth in the table immediately below. Bank and Borrower hereby agree that on or before February 15 or each year during the term of this Agreement, Borrower shall provide Bank with a board-approved budget for such year containing a forecast or EBITDA for each calendar month during such year, and, unless such budget is unsatisfactory to Bank. The minimum monthly EBITDA for a particular month during such year shall be [***]% of the forecasted EB ITDA for such month. If such budget is unsatisfactory to Bank, then Bank and Borrower agree to discuss alternate levels. It shall be a violation by Borrower or this Section 6.7(a) if, following a reasonable period of discussion, Bank and Borrower fail to agree to minimum monthly EBITDA covenant levels for such year. Both parties shall act in a commercially reasonable manner in the process of establishing and discussing the setting of covenant levels. Once agreed, the minimum monthly EBITDA levels shall be incorporated into this Agreement through an amendment, which Bank and Borrower agree to execute promptly.

Reporting Period Ending	Minimum EBITDA
July31, 2016	[***	]
August 31, 2016	[***	]
September 30, 2016	[***	]
October 31, 2016	[***	]
November 30, 2016	[***	]
December 31, 2016	[***	]
January 31, 2017	[***	]
February 28, 2017	[***	]
March 31, 2017	[***	]
April 30, 2017	[***	]
May 31, 2017	[***	]
June 30, 2017	[***	]
July 31, 2017	[***	]
August 31, 2017	[***	]
September 30, 2017	[***	]
October 31 , 2017	[***	]
November 30, 2017	[***	]
December 31, 2017	[***	]

5)	The following defined terms are either added to, or are amended and restated in, Exhibit A to the Agreement, as follows:

“EBITDA’’ means, with respect to any fiscal period, an amount equal to earnings before the sum of (a) tax, plus (b) depreciation and amortization, plus (c) interest and non-Cash expenses, plus (d) any non-Cash stock compensation expenses.

“Gross Sales Milestone” means Borrower’s achievement of at least $[***] from Borrower’s gross sales on or prior to June 30, 2017.

‘‘Interest Only End Date” means June 30, 2017; provided, however, if Borrower achieves the Gross Sales Milestone, then the term “Interest Only End Date” shall instead mean December 31, 2017.

“Sixth Amendment Effective Date” means September 16, 2016.

“Term Loan Maturity Date” means December 31, 2019; provided, however, if Borrower achieves the Gross Sales Milestone, then the term “Term Loan Maturity Date” shall instead mean June 30, 2020.

6)	The defined term “Availability End Date” and its corresponding definition set forth in Exhibit A to the Agreement is hereby deleted in its entirety.

7)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver at or as an amendment of any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

8)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

9)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

10)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing tlie execution and delivery of this Amendment:

(c) a Fifth Warrant to Purchase Stock, duly executed by Borrower:

(d) payment for all Bank Expenses, including Bank’s expenses in the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

(e) such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

Signature Page Follows

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

THE REALREAL, INC.		PACIFIC WESTERN BANK

By:	/s/ Matt Gustke	By:	/s/ Tim McDonough
Name:	Matt Gustke	Name:	Tim McDonough
Title:	CFO	Title:	SVP, Technology

Signature Page to Sixth Amendment to Loan and Security Agreement